Exhibit 10.6

[Indonesia National Emblem]

MINISTER OF ENERGY AND MINERAL RESOURCES

OF THE REPUBLIC OF INDONESIA

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF

THE REPUBLIC OF INDONESIA

NUMBER 2053 K/30/MEM/2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

BY THE GRACE OF GOD ALMIGHTY

THE MINISTER OF ENERGY AND MINERAL RESOURCES

OF THE REPUBLIC OF INDONESIA

Considering	:	a.	whereas PT Freeport Indonesia has been granted a Special Mining Business License for Production Operation pursuant to the Decree of the Minister of Energy and Mineral Resources Number 431 K/30/MEM/2017 dated 10 February 2017 regarding Special Mining Business License for Production Operation to PT Freeport Indonesia as amended several times lastly by the Decree of the Minister of Energy and Mineral Resources Number 2022 K/30/MEM/2018 dated 30 November 2018 regarding Ninth Amendment to the Decree of the Minister of Energy and Mineral Resources Number 431 K/30/MEM/2017 dated 10 February 2017 regarding Special Mining Business License for Production Operation to PT Freeport Indonesia;

		b.	whereas based on completion of adjustment of implementation of the Special Mining Business License for Production Operation as well as to provide legal certainty and business certainty for operation continuation, it is needed to determine again the Special Mining Business License for Production Operation to PT Freeport Indonesia;

		c.	whereas PT Freeport Indonesia has fulfilled the requirements and shown good operational performance to obtain the Special Mining Business License for Production Operation as meant in letter b;

	d.		whereas based on the considerations as referred to under letter a, letter b, and letter c, it is necessary to stipulate a Decree of the Minister of Energy and Mineral Resources regarding the Special Mining Business License for Production Operation for PT Freeport Indonesia;

In view of	:	1.	Law Number 41 of 1999 regarding Forestry (State Gazette of the Republic of Indonesia of 1999 Number 167, Supplement to State Gazette of the Republic of Indonesia Number 3888) as amended by Law Number 19 of 2004 regarding Determination of the Government Regulation in lieu of Law Number 1 Year 2004 regarding Amendment to Law Number 41 of 1999 regarding Forestry to become a Law (State Gazette of the Republic of Indonesia of 2004 Number 86, Supplement to State Gazette of the Republic of Indonesia Number 4412);

		2.	Law Number 25 of 2007 regarding Capital Investment (State Gazette of the Republic of Indonesia of 2007 Number 67, Supplement to State Gazette of the Republic of Indonesia Number 4724);

		3.	Law Number 4 of 2009 regarding Mineral and Coal Mining (State Gazette of the Republic of Indonesia of 2009 Number 4, Supplement to State Gazette of the Republic of Indonesia Number 4959);

		4.	Law Number 32 of 2009 regarding Environmental Protection and Management (State Gazette of the Republic of Indonesia of 2009 Number 140, Supplement to State Gazette of the Republic of Indonesia Number 5059);

		5.	Government Regulation Number 23 of 2010 regarding Implementation of Mineral and Coal Mining Business Activities (State Gazette of the Republic of Indonesia of 2010 Number 29, Supplement to State Gazette of the Republic of Indonesia Number 5111) as amended several times lastly by Government Regulation Number 8 of 2018 regarding Fifth Amendment to the Government Regulation Number 23 of 2010 regarding Realization of Mineral and Coal Mining Business Activities (State Gazette of the Republic of Indonesia Supplement to State Gazette of the Republic of Indonesia Number 6186);

6.	Government Regulation Number 37 of 2018 regarding Treatment of Taxation and/or Non-Tax State Revenues in the Business Field of Mineral Mining (State Gazette of the Republic of Indonesia of 2018 Number 122, Supplement to State Gazette of the Republic of Indonesia Number 6234)

7.	Presidential Regulation Number 68 of 2015 regarding Ministry of Energy and Mineral Resources (State Gazette of the Republic of Indonesia of 2015 Number 132) as amended by Presidential Regulation Number 105 of 2016 regarding Amendment to Presidential Regulation Number 68 of 2015 regarding Ministry of Energy and Mineral Resources (State Gazette of the Republic of Indonesia of 2016 Number 289);

8.	Minister of Energy and Mineral Resources Regulation Number 13 of 2016 regarding Organization and Working Procedures of the Ministry of Energy and Mineral Resources (State News of the Republic of Indonesia of 2016 Number 782);

9.	Minister of Energy and Mineral Resources Regulation Number 09 of 2017 regarding Procedure of Shares Divestment and Mechanism of Price Determination of Shares Divestment in the Mineral and Coal Mining Business (State News of the Republic of Indonesia of 2017 Number 147) as amended by the Minister of Energy and Mineral Resources Regulation Number 43 of 2018 regarding the Amendment of the Minister of Energy and Mineral Resources Regulation Number 09 of 2017 regarding Procedure of Shares Divestment and Mechanism of Price Determination of Shares Divestment in the Mineral and Coal Mining Business (State News of the Republic of Indonesia of 2018 Number 1371);

10.	Minister of Energy and Mineral Resources Regulation Number 11 of 2018 regarding Procedures for Granting of Areas, Licensing, and Reporting in the Mineral and Coal Mining Business (State News of the Republic of Indonesia of 2018 Number 295) as amended several times lastly by Minister of Energy and Mineral Resources Regulation Number 51 of 2018 regarding Second Amendment to the Minister of Energy and Mineral Resources Regulation Number 11 of 2018 regarding Procedures for Granting of Areas, Licensing, and Reporting in the Mineral and Coal Mining Business (State News of the Republic of Indonesia of 2018 Number 1592);

		11.	Minister of Energy and Mineral Resources Regulation Number 25 of 2018 regarding Mineral and Coal Mining Enterprises (State News of the Republic of Indonesia of 2018 Number 595) as amended by the Minister of Energy and Mineral Resources Regulation Number 50 of 2018 regarding Amendment to the Minister of Energy and Mineral Resources Regulation Number 25 of 2018 regarding Mineral and Coal Mining Enterprises (State News of the Republic of Indonesia of 2018 Number 1591);

		12.	Minister of Energy and Mineral Resources Regulation Number 26 of 2018 regarding Implementation of Good Mining Norms and Supervision of Mineral and Coal Mining (State News of the Republic of Indonesia of 2018 Number 596);

In observation of	:	1.	Agreement between the Government of the Republic of Indonesia, Government of Papua Province, Government of Mimika Regency, and PT Indonesia Asahan Aluminum (Persero) concerning Divestment Share Transfer of PT Freeport Indonesia on 12 January 2018;

		2.	Letter from the Minister of Energy and Mineral Resources Number 3156/30/MEM.B/2018 dated 18 December 2018 regarding Approval of the Changes to the Shares Ownership of PT Freeport Indonesia;

		3.	Letter from the Minister of Energy and Mineral Resources Number 3173/30/MEM.B/2018 dated 21 December 2018 regarding Approval of the Changes to the Board of Directors and Board of Commissioners of PT Freeport Indonesia;

		4.	Letter of the Head of Investment Coordinating Board (BKPM) Number 478/A.1/2018 dated 21 December 2018 regarding Investment Protection for PT Freeport Indonesia;

		5.	Letter of the Director of PT Freeport Indonesia Number 105498/16.01/XII/2018 dated 17 December 2018 regarding

Application of the Conversion of the Form of Mining Business and Extension to the Operation Period until 2041;

DECIDES:

To stipulate	:	DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES REGARDING SPECIAL MINING BUSINESS LICENSE FOR PRODUCTION OPERATION PT FREEPORT INDONESIA.

FIRST	:	To grant a Special Mining Business License for Production Operation as a conversion of the form of the mining business operations from the Contract of Work, which is hereinafter referred to as the Production Operation IUPK, to:

		a. Business Entity Name	:	PT FREEPORT INDONESIA

		b. Business Entity Address	:	Plaza 89 5th Floor Jl. H.R. Rasuna Said Kav. X-7 No. 6, Jakarta 12940

c. Name of Directors/Commissioners

		• President Director	:	Clayton Allen Wenas (Tony Wenas)

		Taxpayer Registration Number (NPWP)/Temporary Stay Permit Card (KITAS)	:	14.052.068.5-024.000/-

		• Vice President Director NPWP/KITAS	: :	Orias Petrus Moedak 09.696.491.1-412.000/-

		• Director NPWP/KITAS	: :	Jenpino Ngabdi 07.323.435.3-014.000/-

		• Director NPWP/KITAS	: :	Achmad Ardianto 49.053.471.6-434.000/-

		• Director NPWP/KITAS	: :	Robert Charles Schroeder 77.214.366.5-953.000/ 2C11JD0318-S

		• Director NPWP/KITAS	: :	Mark Jerome Johnson -/-

		• President Commissioner NPWP/KITAS	: :	Richard Carl Adkerson -/-

		• Vice President Commissioner NPWP/KITAS	: :	Amien Sunaryadi 09.245.264.8-432.000/-

• Commissioner NPWP/KITAS	: :	Budi Gunadi Sadikin 09.245.429.7-432.000/-

• Commissioner NPWP/KITAS	: :	Hinsa Siburian 25.119.011.2.412.000/-

• Commissioner NPWP/KITAS	: :	Katheen Lynne Quirk -/-

• Commissioner NPWP/KITAS	: :	Adrianto Machribie 06.175.038.6-093.000/-

d. Business Entity’s NPWP	:	01.069.536.9-091.000

e. Shareholding Composition

1. PT Indonesia Asahan Aluminium (Persero)	:	26.236%

2. PT Indonesia Papua Metal dan Mineral	:	25.000%

3. Freeport McMoRan Inc.	:	48.764%

f. Shareholding Composition

1. Indonesian	:	51.236%

2. Foreign	:	48.764%%

g. Commodities	:	Copper and associated minerals

h. Mining Location

1. Regency	:	Mimika

2. Province	:	Papua

3. Area Code	:	99PKO074 / 1591092072018001

4. Area	:	9,946.12 Hectares

SECOND	:	The Production Operation IUPK as referred to in the FIRST Dictum is granted based on an Area of the Special Mining Business License for Production Operation, hereinafter referred to as the Production Operation WIUPK, in accordance with the Coordinates List and Map of the Production Operation WIUPK as provided under Annex I and Annex II which constitute inseparable parts of this Ministerial Decree.

THIRD	:	The holder of the Production Operation IUPK is given an area to support its mining activities upon the terms:

a.   it is given in accordance with the Coordinates List and Map of the supporting area of the mining business activities as provided under Annex III and Annex IV which constitute inseparable parts of this Ministerial Decree; and

b. the holder of the Production Operation IUPK has priority in utilizing the supporting area.

FOURTH	:

a.   the Production Operation IUPK as referred to in the FIRST Dictum is valid until 29 December 2021 simultaneously with the first extension to its term for a period of 10 (ten) years until 29 December 2031; and

b.  the period of the Production Operation IUPK as referred to in letter a is granted with the second extension for a period of 10 (ten) years until 29 December 2041 provided that the holder of the Production Operation IUPK fulfills the requirements and the obligations for the second extension as stipulated in Annex V which constitute an inseparable part of this Ministerial Decree.

FIFTH		:	The holder of the Production Operation IUPK may carry out production operation activities, which include construction, mining, transportation and sales, as well as processing and refining activities.

SIXTH		:	The holder of the Production Operation IUPK has rights and obligations as stipulated in Annex VI which constitute an inseparable part of this Ministerial Decree.

SEVENTH		:	The holder of the Production Operation IUPK is obliged to pay State revenue and regional revenue, including paying 4% (four percent) to the Government and 6% (six percent) to local governments of its net profit as stipulated in Annex VII, which constitutes an inseparable part of this Ministerial Decree.

EIGHTH		:	The holder of the Production Operation IUPK is obliged to carry out processing and refining of all mining products domestically in accordance with the provisions stipulated in Annex VIII, which constitute an inseparable part of this Ministerial Decree.

NINTH		:	The holder of the Production Operation IUPK is prohibited from:

a. conducting mining activities within the supporting area;

b.  involving its subsidiary and/or affiliated party engaged in mining services business in carrying out its mining business activities in the absence of an approval from the Director General on behalf of the Minister;

c. encumbering the Production Operation IUPK and/or mining commodities to other parties;

d. conducting mining business activities in areas which are prohibited in accordance with the provisions laws and regulations;

e. transferring the Production Operation IUPK to another party without approval of the Minister;

f. conducting activities without an environmental permit and forest area usage permit; and/or

g. causing unpermitted environmental impacts.

TENTH	:	In the event the modification referred to in the FIRST Dictum occurs, the holder of the Production Operation IUPK is obliged to follow the provisions of the laws and regulations and such modification is declared as an inseparable part of this Ministerial Decree.

ELEVENTH	:	The holder of the Production Operation IUPK may be imposed with sanctions in accordance with the provisions of the laws and regulations.

TWELFTH	:	All of the permits that have been granted to the holder of the Production Operation IUPK prior to the issuance of this Minister Decree remain valid until the expiration of their periods.

THIRTEENTH	:	At the time this Ministerial Decree comes into force:

a.   the Contract of Work between the Government of the Republic of Indonesia and PT Freeport Indonesia dated 30 December 1991 as well as other agreements between the Government and PT Freeport Indonesia are declared terminated; and

b.  Decree of the Minister of Energy and Mineral Resources Number 431 K/30/MEM/2017 dated 10 February 2017 regarding Special Mining Business License for Production Operation to PT Freeport Indonesia as amended several times, the last time by Decree of the Minister of Energy and Mineral Resources Number 2022 K/30/MEM/2018 dated 30 November 2018 regarding the Ninth Amendment to the Decree of the Minister of Energy and Mineral Resources Number 431 K/30/MEM/2017 dated 10 February 2017 regarding Special Mining Business License for Production Operation to PT Freeport Indonesia is revoked and declared no longer valid.

FOURTEENTH	:	This Ministerial Decree shall come into force on the date of its stipulation.

Stipulated in Jakarta on the date of 21 December 2018 MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA,

IGNASIUS JONAN

CC to:

1.	Coordinating Minister of Maritime Sector

2.	Coordinating Minister of Economic Sector

3.	Minister of Finance

4.	Minister of Domestic Affairs

5.	Minister of Law and Human Rights

6.	Minister of State Owned Enterprise

7.	Minister of Environment and Forestry

8.	Minister of Agriculture and Spatial / Head of National Land Board

9.	Head of Investment Coordinating Board

10.	Secretary General of the Ministry of Energy and Mineral Resources

11.	Inspector General of the Ministry of Energy and Mineral Resources

12.	Director General of Minerals and Coal

13.	Papua Governor

14.	Mimika Regent.

Copy is in accordance with the original document

MINISTRY OF ENERGY AND MINERAL RESOURCES

HEAD OF LEGAL BUREAU

[signed and stamped]

Hufron Asrofi, S.H., M.Hum.

NIP 196010151981031002

ANNEX I

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA

NUMBER        : 2053 K/30/MEM/2018

DATE              : 21 December 2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

LIST OF COORDINATES

AREA OF PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

COMPANY NAME	:	PT FREEPORT INDONESIA

LOCATION

• PROVINCE	:	PAPUA

• REGENCY	:	MIMIKA

COMMODITY	:	COPPER AND ASSOCIATED MINERALS

AREA CODE	:	99PKO074/1591092072018001

TOTAL AREA	:	9,946.12 Hectares

NO. POINT	LONGITUDE (BT)			LATITUDE
	°	’	”	°	’	”	North Latitude (LU)/South Latitude (LS)
1	137	8	20.290	4	2	39.330	LS
2	137	8	55.930	4	2	39.190	LS
3	137	8	56.190	4	3	41.000	LS
4	137	9	25.350	4	3	40.860	LS
5	137	9	25.750	4	5	15.210	LS
6	137	10	7.870	4	5	15.030	LS
7	137	10	8.380	4	7	18.690	LS
8	137	4	44.370	4	7	20.020	LS
9	137	4	43.860	4	5	16.400	LS
10	137	4	17.940	4	5	16.510	LS
11	137	4	17.640	4	4	4.900	LS
12	137	3	15.440	4	4	5.160	LS
13	137	3	14.910	4	1	55.050	LS
14	137	8	20.100	4	1	53.760	LS

MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA,

IGNASIUS JONAN

Copy is in accordance with the original document

MINISTRY OF ENERGY AND MINERAL RESOURCES

HEAD OF LEGAL BUREAU

[signed and stamped]

Hufron Asrofi, S.H., M.Hum.

NIP 196010151981031002

ANNEX II

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA

NUMBER        : 2053K/30/MEM/2018

DATE              : 21 December 2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

MAP OF THE AREA OF PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

LOKASI PETA
137°E
137°5'E
137°10'E
137°15'E
4°S
4°10'S
4°15'S
13
14
1
2
3
4
5
6
7
8
9
10
11
12
MIMIKA

## Peta Wilayah Izin Usaha Pertambangan Khusus

Diperuntukkan : PT. Freeport Indonesia
Tanggal Proses : 10 Desember 2018
Tahap Kegiatan : Operasi Produksi
Kode Wilayah : 99PRO074 / 1591092072018001
Luas Wilayah : 9.946,12 Ha
Komoditas : Tembaga dan mineral ikutannya
Lokasi Kegiatan
- Provinsi : Papua
- Kabupaten : Mimika

U

SKALA 1 : 200.000

0 1 2 4 Km

Proyeksi : Universal Transverse Mercator
Datum : Datum Geodetik Nasional (DGN) 95
Koordinat : Geografis
Sumber Peta : Informasi Geospasial Dasar (Badan Informasi Geospasial, 2018)
: Kawasan Hutan (Kementerian Lingkungan Hidup dan Kehutanan, 2016)

**LEGENDA**

Wilayah Konsesi:
PT. Freeport Indonesia

Perairan:
Danau
Sungai

Batas Administrasi:
Batas Negara
Batas Provinsi
Batas Kabupaten/Kota

Jalan:
Jalan Arteri
Jalan Kolektor
Jalan Lokal
Jalan Lain

Tata Guna Hutan:
Areal Penggunaan Lain
Hutan Konservasi
Hutan Lindung
Hutan Produksi
Hutan Produksi Terbatas
Hutan Produksi dapat Dikonversi

KEMENTERIAN ENERGI DAN SUMBER DAYA MINERAL
DIREKTORAT JENDERAL MINERAL DAN BATUBARA

MENTERI ENERGI DAN SUMBER DAYA MINERAL
REPUBLIK INDONESIA,

ttd

IGNASIUS JONAN

Salinan sesuai dengan aslinya
KEMENTERIAN ENERGI DAN SUMBER DAYA MINERAL
Kepala Biro Hukum,

[illegible]
NIP [illegible]

ANNEX III

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA

NUMBER        : 2053K/30/MEM/2018

DATE              : 21 December 2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

LIST OF COORDINATES

SUPPORTING AREA OF MINING BUSINESS ACTIVITIES

COMPANY NAME : PT FREEPORT INDONESIA

LOCATION

• PROVINCE	: PAPUA

• REGENCY	: MIMIKA

AREA CODE	: 99PKO074/1591092072018001

TOTAL AREA	: 116,783.75 HECTARES

NO. POINT	LONGITUDE			LATITUDE
	o	,	,,	o	,	,,	LU/LS
1	137	4	17.940	4	5	16.510	LS
2	137	4	43.860	4	5	16.400	LS
3	137	4	44.370	4	7	20.020	LS
4	137	7	5.410	4	7	19.450	LS
5	137	7	5.780	4	9	31.030	LS
6	137	6	49.970	4	9	31.100	LS
7	137	6	50.380	4	12	3.200	LS
8	137	6	17.800	4	12	3.270	LS
9	137	6	18.250	4	14	52.400	LS
10	137	5	27.470	4	14	52.470	LS
11	137	5	27.550	4	15	59.500	LS
12	137	2	7.670	4	16	0.080	LS
13	137	2	8.180	4	19	56.590	LS
14	136	59	18.980	4	19	57.040	LS
15	136	59	19.270	4	20	55.520	LS
16	136	57	51.140	4	20	55.870	LS
17	136	57	53.887	4	36	31.441	LS
18	136	59	35.009	4	36	32.007	LS

19	136	59	36.480	4	42	15.370	LS
20	137	0	22.380	4	42	15.220	LS
21	137	0	22.690	4	44	2.970	LS
22	137	1	14.600	4	44	2.790	LS
23	137	1	15.491	4	47	50.817	LS
24	137	2	20.978	4	47	50.513	LS
25	137	2	22.480	4	55	56.420	LS
26	136	50	8.870	4	55	58.510	LS
27	136	50	6.790	4	44	59.970	LS
28	136	51	3.660	4	44	59.780	LS
29	136	51	3.300	4	42	45.640	LS
30	136	52	11.890	4	42	45.430	LS
31	136	52	10.990	4	38	11.000	LS
32	136	53	20.190	4	38	10.840	LS
33	136	53	17.850	4	23	2.580	LS
34	136	54	16.760	4	23	2.420	LS
35	136	54	16.080	4	19	57.640	LS
36	136	56	12.668	4	19	57.346	LS
37	136	56	12.412	4	18	16.834	LS
38	136	57	54.730	4	18	16.920	LS
39	136	57	54.550	4	17	40.520	LS
40	136	58	51.530	4	17	40.500	LS
41	136	58	51.410	4	16	24.880	LS
42	137	0	0.000	4	16	24.700	LS
43	137	0	0.000	4	14	35.260	LS
44	137	1	1.540	4	14	35.160	LS
45	137	1	1.350	4	13	3.570	LS
46	137	1	36.300	4	13	3.500	LS
47	137	1	34.923	4	5	0.000	LS
48	137	2	34.320	4	4	59.910	LS
49	137	2	34.300	4	4	53.220	LS
50	137	3	0.318	4	4	53.154	LS
51	137	3	0.301	4	4	39.664	LS
52	137	3	10.721	4	4	39.638	LS
53	137	3	10.693	4	4	29.967	LS
54	137	3	23.118	4	4	29.936	LS
55	137	3	23.079	4	4	16.131	LS
56	137	3	30.822	4	4	16.145	LS

57	137	3	30.794	4	4	5.112	LS
58	137	4	17.652	4	4	4.921	LS

MINISTER OF ENERGY AND MINERAL RESOURCES OF

THE REPUBLIC OF INDONESIA,

IGNASIUS JONAN

Copy is in accordance with the original document

MINISTRY OF ENERGY AND MINERAL RESOURCES

HEAD OF LEGAL BUREAU

[signed and stamped]

Hufron Asrofi, S.H., M.Hum.

NIP 196010151981031002

ANNEX IV

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA

NUMBER        : 2053 K/30/MEM/2018

DATE              : 21 December 2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

MAP OF THE MINING BUSINESS SUPPORTING AREA

LOKASI PETA
MIMIKA
136°30'E
136°40'E
136°50'E
137°E
137°10'E
137°20'E
137°30'E
4°5'S
4°10'S
4°20'S
4°30'S
4°40'S
4°50'S
5°S

## Peta Wilayah Penunjang Kegiatan Usaha Pertambangan

Diperuntukkan : PT. Freeport Indonesia
Tanggal Proses : 10 Desember 2018
Tahap Kegiatan : Wilayah Penunjang Kegiatan
Kode Wilayah : 99PK0074 / 1591092072018001
Luas Wilayah : 116.783,75 Ha
Komoditas : -
Lokasi Kegiatan
- Provinsi : Papua
- Kabupaten : Mimika

U

SKALA 1 : 650.000

0 3,25 6,5 13 Km

Proyeksi : Universal Transverse Mercator
Datum : Datum Geodetik Nasional (DGN) 95
Koordinat : Geografis
Sumber Peta : Informasi Geospasial Dasar (Badan Informasi Geospasial, 2018)
: Kawasan Hutan (Kementerian Lingkungan Hidup dan Kehutanan, 2016)

**LEGENDA**

**Wilayah Konsesi:**
PT. Freeport Indonesia

**Perairan:**
Danau
Sungai

**Batas Administrasi:**
Batas Negara
Batas Provinsi
Batas Kabupaten/Kota

**Jalan:**
Jalan Arteri
Jalan Kolektor
Jalan Lokal
Jalan Lain

**Tata Guna Hutan:**
Areal Penggunaan Lain
Hutan Konservasi
Hutan Lindung
Hutan Produksi
Hutan Produksi Terbatas
Hutan Produksi dapat Dikonversi

KEMENTERIAN ENERGI DAN SUMBER DAYA MINERAL
DIREKTORAT JENDERAL MINERAL DAN BATUBARA

MENTERI ENERGI DAN SUMBER DAYA MINERAL
REPUBLIK INDONESIA,

ttd

IGNASIUS JONAN

Salinan sesuai dengan aslinya
KEMENTERIAN ENERGI DAN SUMBER DAYA MINERAL
Kepala Biro Hukum,

KEMENTERIAN ENERGI DAN SUMBER DAYA MINERAL

ANNEX V

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA

NUMBER        : 2053K/30/MEM/2018

DATE              : 21 December 2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

REQUIREMENTS AND OBLIGATIONS OF SECOND EXTENSION

OF THE PRODUCTION OPERATION IUPK

A.	REQUIREMENTS AND OBLIGATIONS TO OBTAIN THE PRODUCTION OPERATION IUPK SECOND EXTENSION

The Production Operation IUPK is granted with a second extension for 10 (ten) years until 29 December 2041 as long as the holder of Production Operation IUPK fulfills:

1.	administrative requirements:

a.	application letter signed on stamp duty by board of directors of the Business Entity;

b.	composition of board of directors and board of commissioners attached with identity and the Taxpayer Identification Number;

c.	list of individual shareholders up to last beneficiaries (beneficial ownership) along with Taxpayer Identification Number of the shareholders;

d.	copy of domicile letter;

e.	Applicant’s official contact data:

1)	phone number;

2)	cellular-phone number; and

3)	e-mail address;

f.	copies of all completed documents in digital format.

2.	technical requirements:

a.	map of the Production Operation WIUPK completed with area boundary coordinates;

b.	balance of resources and reserves; and

c.	final report on the production operation activities.

3.	environmental requirements:

a.	Final report on implementation of the environmental management;

b.	Final report on implementation of the reclamation

c.	Copy of receipt of deposit for reclamation guarantee in accordance with the procedure of deposit for reclamation guarantee as referred to in Decree of the Minister of Energy and Mineral Resources Number 1827 K/30/MEM/2018 dated 7 May 2018 regarding Guidance on Implementation of Good Mining Engineering Rules;

d.

Copy of receipt of deposit for post-mining guarantee in accordance with the procedure of deposit for post-mining guarantee as referred to in Decree of the Minister of Energy and Mineral Resources Number 1827K/30/MEM/2018 dated 7 May 2018 regarding Guidance of Implementation of Good Mining Engineering Rules;

e.	Statement letter with stamp duty to comply with provisions of the laws and regulations on environmental protection and management; and

f.	Copy of the borrow to use permit of forest area for forest areas which has been issued by the authorized institution at the time this Ministerial Decree comes into force.

4.	financial requirements:

a.	latest year of the financial statements audited by public accountant;

b.	evidence of submission of the Tax Return (SPT) of the Corporate Income Tax for the last 2 (two) fiscal years; and

c.	evidence of the deadrent and royalty payments in the last 3 (three) years.

In addition to meeting the administrative, technical, environmental and financial requirements, the holder of Production Operation IUPK is obliged to carry out the obligations as referred to in this Ministerial Decree, and has completed:

1.	the construction of new refining facilities in accordance with the provisions stipulated in Annex VIII of this Ministerial Decree; and

2.

settlement of payments of state and regional revenues in accordance with the provisions stipulated in Annex VII of this Ministerial Decree other than matters that are still being disputed in good faith.

B.	EVALUATION OF APPLICATION OF THE PRODUCTION OPERATION IUPK SECOND EXTENSION

1.

Application letter for extension by the holder of Production Operation IUPK is submitted to the Minister through the Director General at the earliest 5 (five) years (29 December 2026) and at the latest 1 (one) year (29 December 2030) before the expiry of the Production Operation IUPK;

2.

Approval for the extension is granted in the form of a letter from the Minister of Energy and Mineral Resources at the latest 14 (fourteen) working days after the application for extension is received in accordance with the requirements as contemplated under letter A;

3.

If after 14 (fourteen) working days as contemplated under number 2 the Minister does not issue the approval letter or provide a response to the application, the Minister is deemed to have granted the approval for the second extension of the Production Operation IUPK;

4.

If the Minister issues a response letter to the application, the holder of the Production Operation IUPK is obliged to revise its application and/or submit a response within no later than 14 (fourteen) working days after receipt of the Minister’s response letter; and

5.	The Minister issues an approval of the application at the latest within 14 (fourteen) working days after receipt of the revised application and/or response as contemplated under number 4.

MINISTER OF ENERGY AND MINERAL RESOURCES

THE REPUBLIC OF INDONESIA,

Copy is in accordance with the original document

MINISTRY OF ENERGY AND MINERAL RESOURCES

HEAD OF LEGAL BUREAU

[signed and stamped]

Hufron Asrofi, S.H., M.Hum.

NIP 196010151981031002

ANNEX VI

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA

NUMBER        : 2053K/30/MEM/2018

DATE              : 21 December 2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

RIGHTS AND OBLIGATIONS

A.	RIGHTS

1.	To conduct mining business activities at the Production Operation WIUPK;

2.	To entirely or partially conduct the production operation business activities which include the activities of construction, mining, transportation and sales, as well as processing and refining;

3.	To own the minerals including associated minerals, which are produced, after paying the royalty, except for radioactive minerals;

4.

To sell minerals including sales to overseas, after fulfilling domestic demand, except in the form of concentrates after the new refining facility is in operation, with reference to customary business practice and generally applicable price in the international market;

5.	To enter the Production Operation WIUPK and the supporting area in accordance with the map and list of coordinates;

6.	To grant approval, to limit, or to refuse other parties to enter into the Production Operation WIUPK;

7.	To submit application for temporary suspension of mining business activities in accordance with the provisions of the laws and regulations;

8.	To obtain rights over land in accordance with the provisions of the laws and regulations;

9.

To build and utilize facilities and infrastructures to support the production operation activities, whether in the Production Operation WIUPK or in the supporting area in accordance with the provisions of the laws and regulations;

10.	To obtain priority to exploit other commodities found within the Production Operation WIUPK in accordance with the provisions of the laws and regulations;

11.	To submit a statement that it is not interested in exploiting other commodities found within the Production Operation WIUPK in accordance with the provisions of the laws and regulations;

12.

To take and use woods, soil, and rocks, including to utilize rivers and other water bodies located within the Production Operation WIUPK and the supporting area to support the production operation activities in accordance with the provisions of the laws and regulations.

13.	To utilize public facilities and infrastructures for the purpose of the Production Operation IUPK activities in accordance with the provisions of the laws and regulations;

14.

To conduct cooperation in the framework of using any facility owned by another business entity, whether affiliated or non-affiliated with the holder of the Production Operation IUPK in accordance with the provisions of the laws and regulations;

15.

To engage mining services companies by taking into account operational necessity pursuant to the approval under the Annual Work and Budget Plan in accordance with the provisions of the laws and regulations;

16.	To engage foreign workers in accordance with the approval from the institution administering employment matters in accordance with the provisions of the laws and regulations;

17.	To make any amendment to investment and funding sources including amendment to paid up and issued capital in accordance with the approval under the Annual Work and Budget Plan;

18.	To make changes to the shares, as well as to the board of directors and/or board of commissioners in accordance with the provisions of the laws and regulations;

19.

To conduct and/or continue the production operation activities within the Production Operation WIUPK and the supporting activities in the supporting area which are designated as forestry areas in accordance with Presidential Decree Number 41 Year 2004 dated 12 May 2004 concerning License or Agreement in the Field of Mining located in Forest Area after obtaining permits in the field of forestry;

20.

To grant approval, limit or refuse other parties to use any facility as well as infrastructure built by the holder of the Production Operation IUPK such as jetty, port, installation, runway, or road, with observance to public interest;

21.

To submit an application for the relinquishment of a part of, or the return of the entire, Production Operation WIUPK and/or reduction of the supporting area in accordance with the provisions of the laws and regulations;

22.	To construct storage/deposition area for liquid fuel in accordance with the approval under the Annual Work and Budget Plan;

23.	To construct facilities for transportation, storage/piling, and purchase or utilization of explosives in accordance with the approval under the Annual Work Plan and Budget;

24.	To conduct sleep blasting in accordance with the approval under the Annual Work and Budget Plan;

25.	To submit the plan for feasibility testing of equipment utilization, and/or feasibility testing of installation utilization in accordance with the approval under the Annual Work and Budget Plan;

26.

To settle disputes arising from the implementation of this mining production operation amicably, and if necessary, settlement through district court or domestic arbitration in accordance with Law Number 4 of 2009 on Mineral and Coal Mining;

27.

In the event of a dispute or an issue arising in relation to this Ministerial Decree that affects the investment, the foreign shareholder may settle it amicably, and in the event a consensus is not achieved, the dispute will be settled through an international arbitration in accordance with Law Number 25 Year 2007 concerning Investment and may be conducted independently from the dispute settlement as referred to in number 26;

28.	To not be imposed with additional obligation to conduct shares divestment to Indonesian Participant;

29.	To conduct bookkeeping in English and US Dollar currency for Fiscal Years 2018 and 2019 in accordance with the provisions of the laws and regulations in the field of taxation;

30.

To conduct bookkeeping in Indonesian language and Rupiah currency starting from Fiscal Year 2020 until the expiration of the Production Operation IUPK, unless the holder has submitted a written notification to the Director General of Tax to conduct bookkeeping in English and US Dollar currency in accordance with the provisions of the laws and regulations in the field of taxation at the time this Ministerial Decree comes into force;

31.	To market, offer, sell minerals and/or receive payments in the currency as chosen by the holder of the Production Operation IUPK;

32.	To transfer overseas and receive domestic transfers in any currency for the purpose of the production operation activities in accordance with the provisions of the laws and regulations; and

33.

All rights under this Ministerial Decree will remain valid and will not be changed during the period of this Ministerial Decree, except for the rights which are stated in this Ministerial Decree as subject to the provisions of the laws and regulations.

B.	OBLIGATIONS

1.	To implement good mining practices;

2.

To compose a plan and to implement reclamation and/or a post-mining in accordance with the reclamation plan and/or post-mining plan which has been approved, as well as to deposit reclamation guarantee and/or post-mining guarantee in accordance with the provisions of the laws and regulations concerning reclamation and post-mining;

3.

To appoint Head of Technical Mining occupying the highest position in the organizational structure of the company holding the Production Operation IUPK in the mining business activities area who is responsible for the implementation of and compliance with the provisions of the laws and regulations in the field of mining safety as ratified by the Chief Mining Inspector;

4.	To compose and submit Work and Budget Plan to the Minister to obtain approval;

5.	To compose and submit report on the implementation of mining business activities in accordance with the provisions of the laws and regulations;

6.	To pay local community partnership funds for the implementation of community development and empowerment, and to report such implementation of partnership fund to the Government;

7.	To compose, implement, and submit implementation report on the community development and empowerment program in accordance with the provisions of the laws and regulations;

8.	To move anything that it owns, except for any objects/buildings for public use, after the expiration of the Production Operation IUPK in accordance with the provisions of the laws and regulations;

9.

To provide data and information required by the Government and/or Local Government, and to allow the Government and/or Local Government to enter the Production Operation WIUPK at any time to perform its duties and authorities, with notification to the Holder of the Production Operation IUPK;

10.

To prioritize the use of local manpower by taking into account operational necessity and required competencies, and domestic goods and services by taking into account quality standard, supply/service continuation, delivery/ performance time, and competitive price;

11.	To compose a roadmap and implement transfer of knowledge and technology in the implementation of production operation activities;

12.	To prioritize local and/or national mining services companies in accordance with the provisions of the laws and regulations effective on the date this Ministerial Decree is enacted;

13.

To involve local entrepreneurs located around Production Operation WIUPK in conducting production operation activities by taking into account operational necessity and the local entrepreneur ability in accordance with the provisions of the laws and regulations;

14.	To install boundary markings of the Production Operation WIUPK in accordance with the provisions of the laws and regulations;

15.	To determine requirements for other parties who will conduct activities within the supporting area which may affect the production operation activities;

16.	To submit all data obtained from the Production Operation IUPK activities to the Minister c.q. the Director General in accordance with the provisions of the laws and regulations;

17.	To implement provisions of the mineral reference price in trading activities of the products;

18.	To notify long-term sale contracts to the Minister c.q. Director General of Mineral and Coal;

19.	To submit Investment Activities Report (LKPM) periodically in accordance with the provisions of the laws and regulations;

20.	To provide guidance to mining services companies in implementing good mining practices;

21.	To apply the principles of propriety, transparency, and fairness in utilizing mining service companies holding Mining Services Business License;

22.	To prioritize domestic mineral demand with reference to customary business practice and international market price and to comply with production and sales control;

23.	To implement the improvement of mineral added value on all of the Mining products domestically in accordance with this Ministerial Decree;

24.	To comply with the technical provisions of mining operation;

25.	To apply mining employment competency standards;

26.	To administer every implementation of the mining business activities;

27.	To settle land rights with the rights holder in accordance with the provisions of the laws and regulations for land in relation to which rights dispute have not been settled;

28.

To conduct settlement of rights in relation to supporting facilities and infrastructures in accordance with the provisions of the laws and regulations if there are any supporting facilities and infrastructures within WIUP or WIUPK which are going to be used;

29.	To store within the country, documents related to the implementation of the production operation activities;

30.

To develop mining production operation supporting facilities in form of facilities and infrastructures, if required, including special facilities in accordance with the characteristics of the mining operation area in a remote location and difficult environment provided that it must be reported to the Minister;

31.	Shall not be imposed with the obligation to relinquish a part or to return the whole Production Operation WIUPK and/or reduce the supporting area;

32.	Fulfill obligations in the field of environmental and forestry as follows:

a.	to complete an Environmental Evaluation Document for production operation activities that have not been covered in AMDAL 300K;

b.	to conduct best practice available for environment management in conducting production operation;

c.	to manage tailings by prioritizing utilization in accordance with the roadmap approved by the minister administering government affairs in the field of environment and forestry;

d.

to comply with environmental standard and the standard criteria of ecosystem damage and the quality standard for river water in accordance with the provisions of the laws and regulations, except regarding the quality standard and site specific criteria as referred in letter C ;

e.

to conduct recovery of environmental function if there is any environmental pollution and damage due to mining activities that was conducted by the holder of the Production Operation IUPK without suspending tihsproduction operation activities;

f.

to submit written report periodically on the obligations stated in the environmental document and/or environmental permit, such as, management of liquid waste, tailing management, hazardous and toxic material waste management, emission control, and soil damage; and

g.

to complete the obligation of borrow to use permit over the forest area on Production Operation WIUPK and supporting area that have been stipulated as protected forests at the time this Ministerial decree comes into force in accordance with provision of the laws and regulations and pay the obligations of non-tax state revenue on borrow to use permit in accordance with the provisions of Annex VII of this Ministerial Decree.

33.

All obligations under this Ministerial Decree shall remain valid and will not be changed during the term of this Ministerial Decree, except for the obligations stated in this Ministerial Decree which are subject to provisions of the laws and regulations; and

34.	For other obligations which are not stipulated under this Ministerial Decree, the provisions of the laws and regulations on the date this Ministerial Decree comes into force will be applied.

MINISTER OF ENERGY AND MINERAL RESOURCES

THE REPUBLIC OF INDONESIA,

IGNASIUS JONAN

Copy is in accordance with the original document

MINISTRY OF ENERGY AND MINERAL RESOURCES

HEAD OF LEGAL BUREAU

[signed and stamped]

Hufron Asrofi, S.H., M.Hum.

NIP 196010151981031002

ANNEX VII

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA

NUMBER : 2053K/30/MEM/2018

DATE : 21 December 2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

OBLIGATION TO PAY STATE REVENUE AND REGIONAL REVENUE

The holder of Production Operation IUPK has the obligation to pay the state revenues and the regional revenues during the period of the Production Operation IUPK as referred to in the FOURTH Dictum of this Ministerial Decree with the following provisions:

1.	Tax

a.	Fulfill obligations for Corporate Income Tax with the following provisions:

1)	tariffs and calculation method for the 2018 Tax Year are calculated and implemented in accordance with the tariffs and calculation method for the 2017 Tax Year;

2)

commencing in the 2019 Tax Year are calculated using the Corporate Income Tax tariff of 25% (twenty five percent), and the calculation method of the net income, the compensation of loss, and the taxable income are in accordance with Government Regulation Number 37 of 2018 concerning Taxation Treatment and/or Non Tax State Revenues in the Mineral Mining Business Sector, as follows:

a)	tax object and calculation of income:

(1)	the tax object is the income received or obtained by the Taxpayers in the Mining Business sector with regard to:

(a)	income from business; and

(b)	income from outside of the business,

in whatever name and form.

(2)	income from the business as referred to in number (1) letter (a) is the income that is received or obtained from the sales/transfer of production;

(3)	calculation of the income from the business as referred to in point 2 is calculated with the following provisions:

(a)	calculated using the market price of metal mineral based on a price quote referring to the publication of metal mineral prices at the time of the transaction; or

(b)	calculated based on the actual price received or obtained by the Taxpayer if there is no market price of the metal mineral as referred to in letter (a).

(4)

in the event if, in the same quotation period, there is a difference in the quotation of the metal mineral market price with the actual price received or obtained, the income from the business as referred to in number (2) is calculated using the actual price received or obtained with the following provisions:

(a)	the actual price received or obtained is lower than the quotation of the market price by a difference of not more than 3% (three percent) of the metal mineral market price quotation; or

(b)	the actual price received or obtained by the seller is higher than the metal mineral market price quotation.

(5)

if, in the same quotation period, the actual price received or obtained is lower than the metal mineral market price quotation by a difference of more than 3% (three percent) of the metal mineral market price quotation, then the income from the business as referred to in number (2) is calculated by using the metal mineral market price quotation;

(6)

calculation of non-business income other than metal mineral sales as referred to in number (3), number (4), and number (5) and non-business income as referred to in number (1) letter (b), is implemented in accordance with the provisions of the Laws and regulations in the sector of Income Tax.

b)	Calculation of taxable income:

(1)

the amount of taxable income for Taxpayers is determined based on the gross income that is the tax object, as referred to in letter a), and deducting the cost to obtain, claim, and maintain the income in accordance with the provisions of the laws and regulations in the sector of Income Tax effective at the time this Minister Decree is stipulated;

(2)	the costs to obtain, claim and maintain the income, as referred to in number (1), include:

(a)	cost of general investigation activity;

(b)	cost of exploration activity;

(c)	cost of feasibility study activity;

(d)	cost of production operation activity;

(e)	post mining activity costs;

(f)

depreciation and/or amortization on the expenditures to acquire tangible and/or intangible assets that are owned and used in order to obtain, claim, and maintain income and amortization on the expenditures to acquire rights and on other costs that have the benefit term of more than 1 (one) year in accordance with the provisions of the laws and regulations in the field of Income Tax effective at the date this Ministerial Decree is stipulated;

(g)	reimbursement or reward related to the work or service rendered in the form of in kind and enjoyment in accordance with the provisions of laws and regulations in the sector of Income Tax effective at the time this Ministerial Decree is stipulated;

(h)	costs that are incurred in the framework of Non-Tax State Revenue obligations in accordance with the provisions of the laws and regulations in the sector of Non-Tax State Revenue;

(i)	reserve of the reclamation costs in accordance with the provisions of the laws and regulations in the field of Income Tax effective at the date of this Ministerial Decree;

(j)	interest;

(k)

donation in the framework of the national disaster management, which is a donation for the national disaster victims that is submitted through the disaster management agency or institution/party that has obtained the permit from the authorized agency/institution;

(l)

donation in the framework of research and development, which is a donation for research and development that is carried out in the area of the Republic of Indonesia, which is submitted through the research and development institution;

(m)	donation for education facilities in the form of education facilities that is submitted through [an][the] institution;

(n)

donation for sports development, in the form of donation for the development and coordination of an organization or association of organizations of sport types/branches , which is submitted through a sport development institution; and

(o)

costs of construction of social infrastructures, being costs incurred for the provision of public interest infrastructure including in the health sectors and that are non-profit in nature through institutions engaged in community empowerment and development.

(3)

The institution that receives the submission of donation and/or costs, as referred to in number (2) letter (l), letter (m), letter (n), and/or letter (o), should involve the Government and/or Local Government, in accordance with laws and regulation in the sector of taxation effective at the time this Ministerial Decree is stipulated;

(4)

provisions on the requirements of the amount of the donation value and/or costs that can be deducted, recording and reporting of donations and/or costs, as referred to in number (2) and number (3), which can be deducted from the gross income in accordance with the provisions of the laws and regulations concerning donation for the national disaster management, donations for research and development, donations for education facilities, donations for sport development, and costs for the development of social infrastructures that can be deducted from gross income;

(5)

the expenditures or costs that may not be deducted in determining the amount of taxable income for Taxpayers in accordance with the provisions of the laws and regulation in the sector of Income Tax at the date this Ministerial Decree is stipulated;

(6)

on the amount of fees as referred to in number (2) that may be deducted as referred to in number (1) and expenses and/or costs that cannot be deducted as referred to in number (5), to determine the amount of taxable income, an examination can be conducted for taxation interests in accordance with the provisions of the laws and regulations in the Income Tax sector effective at the time this Ministerial Decree is stipulated.

c)	calculation of the depreciation and amortization as well as recognition of the remaining book value of tangible and intangible assets:

(1)

in the event the tax payer carries out the processing and/or refinery facilities development activities, the expenditures for the development, construction and operation of the processing and/or refinery facilities that have the benefit term of more than 1 (one) year are capitalized and depreciated in accordance with the laws and regulations in the Income Tax sector effective at the time this Ministerial Decree is stipulated;

(2)

in the event the Tax Payer carries out the activities of stripping/overburden removal, the expenditures for such activities that are carried out prior to the Production Operation period, are capitalized and amortized;

(3)

the amortization, as referred to in number (2), is carried out from the month the Production Operation activities are approved by the Minister, which calculation is carried out during the period of the Production Operation IUPK and is calculated proportionately or by using the unit of production method;

(4)

in the event the Taxpayer conducts the activities of stripping/over burden removal and/or opening of underground mine during the Production Operation period including in the framework of searching for new reserves, the expenditures for activities of stripping/over burden removal and/or opening of underground mine are charged as costs at the time such expenditures occur;

(5)	in the event the Taxpayer who carries out the activities of stripping/overburden removal and/or opening of underground mine:

(a)	has more than one mining enterprise license; and

(b)	implements the activity phase prior to the Production Operation and the Production Operation activity phase is included in the framework of searching new reserves,

the expenditures for the activity phase prior to the Production Operation are capitalized and amortized in accordance with the provisions as meant in number (3) and the expenditures for the Production Operation activity phase, including in the framework of searching for new reserves, are charged as costs at the time the expenditures occur, as meant in number (4);

(6)

the expenditures to obtain tangible assets and/or intangible assets that are still owned by the holder of Production Operation IUPK, and that are used to obtain, claim, and maintain the income that has a benefit term of more than 1 (one) year prior to the issuance of the Production Operation IUPK, and has been depreciated in accordance with the provisions in the contract of work, continue to be depreciated and/or amortized in accordance with the provisions in the contract of work in the tax year of the issuance of the Production Operation IUPK;

(7)

the expenditures to obtain tangible assets and/or intangible assets, that are owned by the IUPK Production Operation holder, and are used to obtain, claim and maintain the income that has the benefit term of more than 1 (one) year after the issuance of the IUPK Production Operation, are depreciated and/or amortized in accordance with the provisions of the laws and regulations in the sector of Income Tax, effective at the time this Minister Decree is stipulated;

(8)

in the event the expenditures in order to obtain tangible assets, except buildings and/or intangible assets that are owned by the holder of Production Operation IUPK, and used to obtain, claim, and maintain the income prior to the issuance of the Production Operation IUPK, still have the useful asset life in the following year after the issuance of the Production Operation IUPK, then such remaining asset’s net book value is depreciated and/or amortized in accordance with the provisions of the laws and regulations in the field of Income Tax, effective at the time this Minister Decree is stipulated by taking account of the remaining benefit term.

(9)

the depreciation and/or amortization, as referred to in number (8), are carried out based on the remaining book value of the relevant assets at the beginning of the tax year after the issuance of the Production Operation IUPK;

(10)

in the event the remaining asset useful life, as referred to in number (8), expires in the year following the issuance of the Production Operation IUPK, then such asset’s remaining net book value is depreciated and/or amortized in the following tax year after issuance of the Production Operation IUPK;

(11)

the depreciation on assets in the form of buildings that are still owned at the beginning of the year after issuance of the Production Operation IUPK, and used in order to obtain, claim and maintain income, is carried out in the same way as depreciation that has been carried out in the tax year prior to the tax year of issuance of the Production Operation IUPK;

(12)

in the event the Production Operation license term expires earlier than the term determined in the Production Operation license, then the remaining book value of the tangible assets and/or intangible assets may be depreciated and/or amortized all at once.

d)

for the purpose of the Income Tax calculation, the determination of the amount of comparison between the debt and capital as well as the loan cost that can be taken into account in calculating the taxable income for taxpayers in the mining business sector, is carried out in accordance with the provisions of the laws and regulations in the sector of Income Tax effective at the time this Ministerial Decree is stipulated.

3)

provisions other than tariffs and procedures for calculating net income, loss compensation, and taxable income, as referred to in number (2), are carried out in accordance with the provisions of the laws and regulations in the sector of Income Tax.

b.	Fulfill obligations of the Income Tax deduction and collection in accordance with the provisions of the laws and regulations in the Income Tax sector prevailing from time to time;

c.

Fulfill obligations of the Value Added Tax and/or Sales Tax on Luxurious Goods in accordance with the provisions of the laws and regulations in the field of Value Added Tax and/or Sales Tax on Luxurious Goods prevailing from time to time.

d.	Fulfill obligations of the Stamp Duty in accordance with the provisions of the laws and regulation in the field of the Stamp Duty prevailing from time to time;

e.

Fulfill obligations of the Land and Building Tax (PBB) in accordance the laws and regulations in the field of the Land and Building Tax effective at the time of this Ministerial Decree stipulated under the following terms:

1)	tariff and calculation procedures for the 2018 tax year are calculated and carried out in accordance with the tariff and calculation procedures for the 2017 tax year;

2)	commencing in Tax Year 2019 until the end of the Tax Year of Production Operation IUPK is calculated in accordance with the following provisions:

a)

The tariff of Land and Building Tax (PBB) is determined to be 0.5% (zero point five percent), in accordance with Law Number 12 of 1985 concerning Land and Building Tax as amended by Law Number 12 of 1994 concerning Amendment to Law Number 12 of 1985 concerning Land and Building Tax;

b)

The Taxable Sales Value is determined amounting to 40%, as regulated in Government Regulation Number 25 of 2002 concerning Determination of the Amount of the Taxable Sales Value for the Calculation of Land and Building Tax;

c)

The Capitalization Figures is determined amounting to 8.20 (eight point twenty), as determined in the Decree of the Director General of Taxation Number KEP-28/PJ/2018 concerning Determination of Land Value per Square Meter for Offshore Land Surface, Land Value per Square Meter for the Exploration Land Body, Capitalization Figures, Steam Price, and Electricity Price, for the Determination of the Amount of the Land and Building Tax Object Sales Value in the Mining Sector for the 2018 Tax Year;

d)

The amount of payable Land and Building Tax (PBB), calculated as regulated in the Regulation of the Director General of Taxation Number PER-47/PJ/2015 concerning System of Imposing Land and Building Tax in the Mining Sector for Mineral and Coal Mining, as follows:

(1)	For land body:

PBB tariff of 0.5% x NJKP 40% x [((result of mined production in one year prior to the Tax Year x sales price of mine excavation result) – mine excavation production cost) x Capitalization Figures of 8.20].

The mine excavation production costs is in the form of direct cost for:

(a)	stripping/overburden removal;

(b)	taking of mine excavation production result;

(c)	processing and/or refinery of mine excavation production result; and/or

(d)	transportation of mine excavation production result.

(2)	For land surface:

PBB tariff of 0.5% x NJKP 40% x (total Tax Object Area extent x Land Tax Object Sales Value per square meter).

(3)	For building:

PBB tariff of 0.5% x NJKP 40% x (total Building extent x Building Tax Object Sales Value per square meter).

Total Land and Building Tax (PBB) that should be paid in each Tax Year based on the above mentioned calculation is not less than US$65,000,000.00 (sixty five million United States Dollar). In the event the result of the above PBB calculation is more than US$65,000,000.00 (sixty five million United States Dollar), the holder of Production Operation IUPK is provided a reduction so that the Land and Building Tax (PBB) that should be paid becomes US$65,000,000.00 (sixty five million United States Dollar).

2.	Customs and Excise:

a.	Import Duty:

Fulfill obligations of the import duty and the tax in the framework of import in accordance with the provisions of the laws and regulations prevailing from time to time.

b.	Export Duty:

Fulfill obligations of the export duty in accordance with the provisions of laws and regulations in the field of excise, including the Regulation of the Minister of Finance Number 164/PMK.010/2018 on the Determination of Export Goods which is subject to Export Duty and Export Duty Tariff.

c.	Excise:

Fulfill obligations of the excise in accordance with the provisions of the laws and regulations in the field of the excise prevailing from time to time.

3.	Non-Tax State Revenue

a.	Deadrent

1)

fulfill obligations of the dead-rent amounting to US$4.00 (four United States Dollars) per hectare per year for the IUPK Area in accordance with the Government Regulation Number 9 of 2012 concerning Types and Tariffs on Types of Non-Tax State Revenues Applicable at the Ministry of Energy and

Mineral Resources, which applies until expiration of the Production Operation IUPK; and

2)

provisions concerning the procedures for imposition, collection and payment/deposit of Non-Tax State Revenues for the holder of Production Operation IUPK on the rights and obligations of Non-Tax State Revenues from the Deadrent are conducted in accordance with the provisions of laws and regulations effective at the time this Ministerial Decree is stipulated.

b.	Royalty

1)	fulfill obligations of the royalties with tariffs for commodities:

a)	gold per kg 3.75% (three point seventy five percent) of the sales price;

b)	silver per kg 3.25% (three point twenty five percent) of the sales price; and

c)

copper per ton 4.00% (four percent) of the sales price, in accordance with Government Regulation Number 9 of 2012 concerning Types and Tariffs on the Types of Non-Tax State Revenues Applicable at the Ministry of Energy and Mineral Resources;

2)	the sales prices, as referred to in number 1), are the sales prices that are determined based on the provisions of the laws and regulations effective at the date of this Ministerial Decree;

3)	in addition to the commodity, as contained in number 1), the royalty tariff is imposed in accordance with the provisions of the laws and regulations effective at the date of this Ministerial Decree;

4)

the provisions concerning procedures on imposition, collection and payment / deposit of non-tax state revenues for the holder of IUPK Production Operation on the rights and obligations of non-tax state revenues from Royalty, are carried out in accordance with the laws and regulations effective at the date of this Ministerial Decree;

5)	In calculating royalty payable, the cost of TC/RC used is the actual cost paid or payable, including the cost of TC/RC charged by the New Refinery Facility as obliged by this Ministerial Decree;

6)

in the event the new refining facility which is integrated with the Production Operation IUPK has been in operation, the holder of the Production Operation IUPK may deduct the costs related with the new refining facilities (cost of TC/RC) in the calculation of royalty; and

7)

the provisions of number 1) to number 5) above also applicable in the event that the holder of Production Operation IUPK carries out obligations of processing and/or refining integrated with its production operations activities.

c.	The Non-Tax State Revenues in the field of forestry and environment

1)	usage of forestry area

Fulfill obligations of the Non-Tax State Revenue on the forest area usage for development outside the forestry activities in accordance with the Government Regulation Number 33 of 2014 concerning Types and Tariffs on the Types of Non-Tax State Revenues Originating from the Forest Area Usage for Development Outside the Forestry Activities Applicable at the Ministry of Forestry as follows:

a)	Non-Tax State Revenue of the forest area usage is imposed based on baseline of the forest area usage and changes on the forest area usage in each category of the L1, L2, and L3;

b)	formula:

Non-Tax State Revenue = {(L1 x 1 x tariff) + (L2 x 4 x tariff) + (L3 x 7 x tariff)} Rp/year

Note:

L1	=	forest area usage in hectares for active open-pit mine, permanent infrastructure and development areas and/or supporting areas for the safeguarding activities, which are parts of the plan prepared in the baseline of the forest usage;

L2	=	forest area usage in hectares which is temporary in nature and technically able to be reclaimed, which are parts of the plan prepared in the baseline of the forest usage;

L3	=	forest area usage in hectares that permanently damaged in certain parts and that after reclamation still cannot be optimally reclaimed, which are parts of the plan prepared in the baseline of the forest usage.

c)	tariffs:

(1)	The Forest Area Usage for Mining Activities and Supporting Infrastructures:

(a)	Protective Forest = Rp4,000,000/Ha/Year

(b)	Production Forest = Rp3,500,000/Ha/Year

(2)	The Forest Area Usage for Development Area and/or Supporting Area for Mining Activities Security:

(a)	Protective Forest = Rp2,000,000/Ha/Year

(b)	Production Forest = Rp1,750,000/Ha/Year

2)

other than the Non-Tax State Revenue in the forest area usage as referred to in number 1), the types of other Non-Tax State Revenues in the field of forestry and environment are imposed with tariffs in accordance with the provisions of the laws and regulations effective at the time of this Ministerial Decree, except for the Non-Tax State Revenue related to the services performed by the Government, the Forest Resource Provision, and the Reforestation Fund.

d.	Portion of the Central Government amounting to 4% (four percent) of net profit

1)

Starting from the beginning of the next calendar year after the year of the Production Operation IUPK is issued, the holder of Production Operation IUPK is required to fulfill the obligation to pay 4% (four percent) of the annual net profit to the Central Government in accordance with provisions of the laws and regulations effective at the date this Ministerial Decree is stipulated, until the expiration of the Production Operation IUPK;

2)	The annual net profit as referred to in number 1) is the net profit after deducting the Corporate Income Tax, based on the financial statement of the holder of Production Operation IUPK that has been audited by the public accountant office in accordance with the laws and regulation in the field of limited liability companies;

3)

provisions concerning the procedure for imposition, collection and payment/remittance of the Non-Tax State Revenues for the holder of Production Operation IUPK over the rights and obligations of other non-tax state revenues from the Central Government Portion of 4% (four percent) from the net profit is implemented in accordance with the provisions of laws and regulations effective at the time this Ministerial Decree is stipulated.

e.	Other Non-Tax State Revenues

1)

fulfill obligations of other Non-Tax State Revenues, including the Non-Tax State Revenue from the sectors of transportation and manpower in accordance with the provisions of the laws and regulations in the field of the non-tax state revenue and other related laws and regulations prevailing from time to time;

2)

provisions concerning the procedure for imposition, collection and payment/remittance of the Non-Tax State Revenues for the holder of Production Operation IUPK over the rights and obligations of other Non-Tax State Revenue as referred to in number 1) are implemented in accordance with the provisions of the laws and regulations.

4.	Local Revenues

a.	Portion of the Local Government amounting to 6% (six percent) of net profit

1)

starting from the beginning of the next calendar year after the year the Production Operation IUPK is issued, the holder of Production Operation IUPK is required to fulfill the obligation to pay 6% (six percent) of the net profit to the Local Governments in accordance with the provisions of the laws and regulations in effect at the date this Ministerial Decree is stipulated, which applies until the expiration of the Production Operation IUPK with the provisions:

a)	the provincial government obtains the portion of 1% (one percent);

b)	the regency/city government obtains the portion of 2.5% (two point five percent); and

c)	the other regency/city government in the same province obtains the portion of 2.5% (two point five percent), which is equally shared.

2)

the annual net profit as referred to in number 1) is the net profit after deducting the Corporate Income Tax, based on the financial statement that has been audited by the public accountant office in accordance with the laws and regulation in the field of limited liability companies.

3)

provisions on the remittance procedure of the Local Governments Portion of the 6% (six percent) from the net profit in accordance with the provisions of the regulations which are issued by the minister who conducts government affairs in the field of state finance.

b.

fulfill obligations of Local Taxes and Local Retributions in accordance with the provisions of the Local Regulation of Papua Province concerning Local Taxes, the Local Regulation of Papua Province concerning Provision of Investment Incentives and Eases, the Local Regulation of Mimika Regency concerning Local Taxes and the Local Regulation of Mimika Regency Number 2 Year 2018

concerning Provision of Investment Incentives and Eases, effective at the time this Ministerial Decree is stipulated, as follows:

1)

Papua Province’s taxes includes the Vehicle Tax, the Vehicle Title Transfer Fee, and the Surface Water Tax is conducted in accordance with local regulations on respective Taxes, and may be given Tax incentives in the form of reduction, relief or exemption from the local taxes, which are stipulated in the Governor Regulation;

The Surface Water Tax will be fixed equivalent to US$15,000,000.00 (fifteen million United States Dollars) per year and is valid until 2041 which will be regulated in the Local Regulation of Papua Province concerning the Granting of Incentives and Provision of Investment Ease.

2)	Mimika Regency Tax with the provisions as follows:

a)

the amount of the Ground Water Tax is determined by multiplying the volume of water collection with the Ground Water Tax tariff of 20% (twenty percent) with the Ground Water Acquisition Value (NPAT) which is the multiplication of the Base Price of Ground Water hereunder:

(1)	Rp5,700/m3 for Non Commercial;

(2)	Rp6,500/m3 for Commercial; and

(3)	Rp16,500/m3 for Industry.

The volume of water collection for the Non Commercial, Commercial and Industry needs as mentioned in the above number (1), (2) and (3), is based on the realization of water collection at the water debit measuring device;

b)

the amount of the Non-minerals and Rocks (“MBLB”) Tax is determined by multiplying the MBLB collection volume with the MBLB Tax tariff of 25% (twenty five percent) with the MBLB Collection Result Sales Value amounting to:

(1)	Rp40,000/m3 for sands and gravels; and

(2)	Rp100,000/m3 for rocks,

with collection volume:

(1)	for sand and gravel in point (1) above is equal to 900,000 m3 per year; and

(2)	for rocks in point (2) above is equal to 70,200 m3 per year.

c)

the amount of the Street Lighting Tax is determined by multiplying the electricity usage volume with the Street Lighting Tax tariff of 1.5% (one point five percent) with the electricity basic price of Rp550/Kwh with volume of 1,972,802,373 Kwh;

d)	Amount of the Rural and Urban Land and Building Tax is determined in accordance with the Local Tax effective at the time of this Ministerial Decree stipulated;

e)	The holder of Operation Production IUPK is not subject to Local Taxes obligations other than Local Taxes as stipulated in letter a), letter b), letter c), and letter d); and

f)

in the event of changes in tariff that cause an increase or decrease in the tax payable, the tax tariff stipulated in this Ministerial Decree shall continue to prevail until the expiration of the Operation Production IUPK.

This Production Operation IUPK, especially with regard to the payment obligations of the local taxes, as mentioned in the above number 4 letter b, is the form of approval for the provision of investment incentives and convenience effective at the date of this Ministerial Decree.

5.

The holder of the Operation Production IUPK during the period of the Operation Production IUPK in accordance with the FOURTH Dictum of this Ministerial Decree will not be imposed with new types of tax and/or new non-tax state revenue in the event there is an amendment and/or replacement/revocation of the provisions of the laws and regulations related to the types of state revenues and regional revenues as stipulated in number 1 letter a point 1) and point 2), number 1 letter e, number 3 letter a, number 3 letter b point 1) letter a) letter b) letter c ), number 3 letter c point 1), number 3 letter d point 1) and point 2), number 4 letter a, and number 4 letter b.

6.

For types of state revenue and local revenue other than referred to in number 5, in the event there is amendment or enactment of laws and regulations that create new type of state revenue and local revenue and are not a replacement of type of state revenue and local revenue as referred to in this Ministerial Decree, the holder of the Production Operation IUPK is not subject to this type of state revenue and local revenue.

MINISTER OF ENERGY AND MINERAL RESOURCES

THE REPUBLIC OF INDONESIA,

IGNASIUS JONAN

Copy is in accordance with the original document

MINISTRY OF ENERGY AND MINERAL RESOURCES

HEAD OF LEGAL BUREAU

[signed and stamped]

Hufron Asrofi, S.H., M.Hum.

NIP 196010151981031002

ANNEX VIII

DECREE OF THE MINISTER OF ENERGY AND MINERAL RESOURCES OF THE REPUBLIC OF INDONESIA

NUMBER    : 2053K/30/MEM/2018

DATE          : 21 December 2018

REGARDING

PRODUCTION OPERATION SPECIAL MINING BUSINESS LICENSE

PT FREEPORT INDONESIA

OBLIGATION TO CONDUCT DOMESTIC PROCESSING AND REFINING OF THE ENTIRE

MINING PRODUCTS

The holder of the Production Operation IUPK is obliged to conduct processing and refining of the entire mining products domestically with the following provisions:

1.	The holder of the Production Operation IUPK is obliged to construct a new refining facility for the entire mining products domestically, whether independently or jointly with another party;

2.	The construction of the new refining facility referred in number 1 is obliged to be completed within 5 (five) years as of this Ministerial Decree in the form of:

a.	construction of new copper concentrate refining facility with input capacity of 2 (two) million tons per year to produce copper cathode, hereinafter referred to as the Copper Refining Facility; and

b.

construction of further refinery facility of anode slimes with an input capacity of 6,000 (six thousand) tons per year to produce precious metal mineral, hereinafter referred to as the Precious Metal Refining Facility.

3.

The holder of the Production Operation IUPK is obliged to compose a construction plan for new domestic refining facilities in accordance with the timeline as referred to in number 2 within a maximum period of 30 (thirty) days after this Ministerial Decree is issued in order to be verified by the Independent Verifier by observing the previous progress of the new refining facilities;

4.

The holder of the Production Operation IUPK is obliged to comply with the physical progress level of the construction of the new domestic refining facility in accordance with the refining facility construction plan which has been verified by the Independent Verifier and approved by the Minister c.q. Director General of Mineral and Coal;

5.

The physical progress of the construction of the refining facility as referred to in number 4 must be at least 90% (ninety~~)~~ percent) from the physical progress plan calculated cumulatively until the last 1 (one) month by the Independent Verifier;

6.

If based on the verification conducted by the Independent Verifier, the physical progress of the construction of the refining facility does not achieve 90% (ninety percent) of the 6 (six) monthly physical progress plan , the recommendation for export of the results of mining product processing in the form of concentrate of the holder of the Production Operation IUPK may be revoked, except if there are any less burdensome laws and regulations;

7.

The holder of Production Operation IUPK may be granted with approval of force majeure and hampering situation which impedes the achievement of at least 90% (ninety percent) of the refining facility construction physical progress plan by the Director General based on a written report of the holder of the Production Operation IUPK as the basis for the evaluation of the application for recommendation for export extension of the results of mining product processing in the form of concentrate;

8.

The holder of the Production Operation IUPK or business entity that construct and/or operate the new refining facilities is entitled to obtain exemptions of the import duty and taxes in the framework of import for the importation of capital goods, equipment and machineries that are used for the construction or the development of the new refining facilities in accordance with the provisions of the laws and regulations regarding the exemption of import duty for the importation of machineries and goods and materials for the construction and development of industry in the framework of investment.

9.

The holder of the Production Operation IUPK or business entity that constructs and/or operates the new refining facilities is entitled to obtain taxation facilities for the construction or the operation of the new refining facilities in accordance with provisions of the laws and regulations regarding income tax incentive for investments in certain business fields and/or certain areas regarding the granting of income tax reduction incentives, and/or regarding the importation or delivery of certain taxable goods which are strategic in nature and exempted from imposition of value added tax;

10.

The holder of the Production Operation IUPK may withdraw the Surety Guarantee of the Construction of the Refining Facilities and its interest at the time the physical progress of the construction of the domestic refining facilities as referred to in number 3 has reached 35% (thirty five percent) of the new refining facility construction plan as referred to in number 3 pursuant to verification conducted by the independent verifier

11.

If after 5 (five) years since this Ministerial Decree the physical progress of the construction of the domestic refining facilities have not yet reached 35% (thirty five percent), the Surety Guarantee of the Construction of the Refining Facilities and its interest are remitted to state funds through a designated bank in accordance with provisions of the laws and regulations.

12.	The holder of the Production Operation IUPK may conduct sales of the processed mining products overseas by being imposed with export duty in accordance with the provisions of the laws and regulations, including Ministry of Finance Regulation Number 164/PMK.010/2018 regarding Export Goods Determination that are subject to Export Duty and Export Duty Rates;

13.

The holder of the Production Operation IUPK is obliged to adjust long term concentrate sale and purchase contracts with parties abroad in order to fulfill the domestic refining obligation in accordance with this Ministerial Decree;

14.

In the event of a force majeure or hampering situation that occurs after the completion or the operation of the new refining facility, the holder of the Production Operation IUPK may conduct sale of concentrates overseas;

15.

In the event of a force majeure or the hampering situations that occur after the completion or the operation of new refining facility, and the domestic demand has been fulfilled, the holder of the Production Operation IUPK or business entity that operates the new refining facilities may conduct sale of side products of anode slimes overseas;

16.

In the event domestic demand does not yet exist, the holder of the Production Operation IUPK or business entity that operates the new refinery facilities may conduct sales of the by-products resulting from further refining of the anode slimes overseas;

17.	The holder of the Production Operation IUPK will not be imposed with an additional obligation to construct refining facilities other than those determined under this Ministerial Decree; and

18.	The holder of the Production Operation IUPK or business entity that operates the new refining facility will not be imposed with any divestment obligation.

MINISTER OF ENERGY AND MINERAL RESOURCES
OF THE REPUBLIC OF INDONESIA,

IGNASIUS JONAN

Copy is in accordance with the original document

MINISTRY OF ENERGY AND MINERAL RESOURCES

HEAD OF LEGAL BUREAU

[signed and stamped]

Hufron Asrofi, S.H., M.Hum.

NIP 196010151981031002